Receivables	12 Months Ended
Dec. 31, 2012
Receivables

5. Receivables

DECEMBER 31	2012	2011	2010
Receivables	$1,516.6	$1,466.1	$1,375.1
Allowance at beginning of year	$(8.3)	$(7.5)	$(8.7)
Reversal of allowance	2.1	1.7	2.2
Addition to allowance	(2.1)	(4.7)	(2.1)
Write-off against allowance	1.2	2.0	0.9
Translation difference	(0.2)	0.2	0.2
Allowance at end of year	$(7.3)	$(8.3)	$(7.5)

Total receivables, net of allowance	$1,509.3	$1,457.8	$1,367.6